SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2002

Arbitron Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-01969	52-0278528

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

142 West 57th Street, New York, New York	10019-3300

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 887-1300

(Former name or former address, if changed since last report)

Item 5.	Other Events.

                   On January 24, 2002, we issued a press release reporting 2001 fourth quarter and year end financial results. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Arbitron Inc. News Release dated January 24, 2002

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SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.

Date:	January 24, 2002	By:	/s/ William J. Walsh William J. Walsh Executive Vice President of Finance and Planning and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Arbitron Inc. News Release dated January 24, 2002

#17542

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